                                                                    EXHIBIT 99.1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS


All forward-looking statements contained in this presentation are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding financial expectations for Metretek Technologies, Inc. fiscal-year 2003. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed, projected, or implied by such forward-looking statements. Important risks, uncertainties, and other factors include, but are not limited to, the Company's ability to develop and market the products and services of its subsidiaries to complete the projects and deliver the services and obtain the anticipated financial results, the Company's ability to obtain sufficient capital and liquidity on favorable terms, the effects of competition and customer and industry demand or preferences and purchasing patterns, the Company's ability to attract, retain, and motivate key personnel, the ability of the Company to secure and maintain key contracts, relationships, and alliances and to make successful acquisitions, the effects of the resolution of pending and future litigation and disputes, general economic, market, and business conditions; and other factors identified from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-KSB for the period ended December 31, 2002, and subsequent Forms 10-Q and Forms 8-K. Accordingly, there can be no assurance that the results expressed, projected, or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on and forward-looking statements. The forward-looking statements in this presentation speak only as of the date hereof and are based on current plans, goals, objectives, strategies, intentions, expectations, and assumptions of, and the information currently available to management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances, or otherwise.






                                                              September 22, 2003

                                                              September 22, 2003

METRETEK TECHNOLOGIES, INC.

ENERGY. . .

                  resource measurement equipment and services

                  power security and reliability

                  data acquisition and monitoring, contract manufacturing

SOUTHERN FLOW - since 1953


     [ ] MEASUREMENT SERVICES TO ENERGY PRODUCERS

     [ ] SALES GENERALLY TRACK WELLHEAD PRICE MOVEMENT - $12.2 MILLION IN 2002



POWERSECURE - since 2000


     [ ] SECURITY AND RELIABILITY THROUGH ON-SITE POWER "DISTRIBUTED GENERATION"

     [ ] PROPRIETARY SWITCHGEAR CONTROLS AND REMOTE MONITORING THROUGH
         NEXGEAR(TM)

     [ ] SALES TO COMMERCIAL/INDUSTRIALS THRU UTILITIES OR DIRECTLY - $8.2
         MILLION IN 2002


 METRETEK INC. - since 1977


     [ ] REMOTE DATA ACQUISITION, MULTI POINT DATA COMMUNICATION, DATA
         MANAGEMENT

     [ ] SPECIALITY PRINTED CIRCUIT BOARD CONTRACT MANUFACTURING THROUGH MCM

     [ ] SALES IN 2002 EQUAL $6.5 MILLION









                                                              September 22, 2003

METRETEK TECHNOLOGIES, INC.


Market/Capitalization Information

                  common shares                      6.04 million

                  recent price                       $ 1.60

                  OTCBB                              MTEK, MTEK:OB

                  preferred stock O/S                $8.97 million

                  preferred conv. price              $3.06

                  bank debt facility                 $3.2 million

                  other L/T debt                     $3.0 million







                                                              September 22, 2003

2003 FORMULA FOR PROFITABILITY




 Southern Flow   $ 11.5 MILLION IN SALES              $ 1.35 MILLION NET INCOME



 PowerSecure     $ 15/$17 MILLION IN SALES            $ 1 MILLION NET INCOME



 Metretek Inc.   $   9 MILLION IN SALES               $ "BREAK EVEN"


 MTEK:OB         GREATER THAN $ 35 MILLION IN SALES   "BREAK EVEN"/$(0.04) TO
                                                      $(0.07) PER SHARE*



* per second quarter (06/30/03) financial guidance after consideration of corporate overhead and preferred stock dividends












                                                              September 22, 2003

POWERSECURE - SECURITY AND RELIABILITY OF ELECTRICITY, "DISTRIBUTED GENERATION"

          2002 - FIRST FULL YEAR REVENUES EQUAL $8.2 MILLION

          2003 - NEW CONTRACTS AWARDED THROUGH AUGUST 20TH EQUAL $15 MILLION

          FORECAST FOR 2003 REVENUES ARE EXPECTED TO EXCEED $15 MILLION

GROSS MARGIN THROUGH 2ND QUARTER END IS 24.7%


                        ---------------------------------


METRETEK INC. - NEW PRODUCTS DCM SERIES AND INVISICONNECT(TM) -"MCM" A SUBSIDIARY PROVIDING CONTRACT MANUFACTURING

          FORECAST FOR 2003 REVENUES EQUAL $ 9 MILLION

          2003 - FIRST AND SECOND QUARTER REVENUES ON TRACK WITH FORECAST

AVERAGE GROSS MARGIN THROUGH 2ND QUARTER END IS 28%











                                                              September 22, 2003

THE POWERSECURE STORY . . .

NATURAL GAS FUELS GROWTH IN UTILITY ELECTRICITY GENERATION -


LONG TERM NATURAL GAS PRICE MOVEMENT REMAINS BULLISH -


UTILITIES INCREASED NATURAL GAS FUEL COST TO GENERATE/ACQUIRE TRANSFERS TO ELECTRICITY USER -


ELECTRICAL GRID ADEQUATE FOR INDUSTRIAL AGE CANNOT ASSURE OF RELIABILITY FOR TELECOM, INTERNET, AND HI-TECH MANUFACTURING PROCESSES AND OTHER AT-RISK ELECTRICAL APPLICATIONS -

MID-SIZE COMMERCIAL/INDUSTRIALS SEEK SECURITY AND RELIABILITY SOLUTIONS THROUGH DECENTRALIZED ELECTRICITY SYSTEMS, SITED "DISTRIBUTED GENERATION" -

CAN SOLIDIFY POWER SECURITY AND RELIABILITY BY RATE OF RETURN ANALYSIS -

DOING SO:

     - ELIMINATES EFFICIENCY DECLINE IN COMMERCIAL/INDUSTRIAL PROCESSES DUE TO ELECTRICITY LOSS OR CURTAILMENT

     - OVERCOMES UTILITY GENERATION AND GRID CONGESTION PRICING SCHEMES BY DELIVERING VOLTAGE AND SYSTEM SUPPORT

     - SEIZES THE OPPORTUNITY TO HOLD AN OPTION TO USE, OR DELIVER BACK TO UTILITY, ELECTRICITY PRODUCED AT BELOW MARGINAL COST WHEN UTILITY NEEDS TO BUY ELECTRICITY AT MARGINAL COST

     - RESULTS IN VALUE TO USER FROM BACKUP, AND TARIFF DRIVEN RETURN ON INVESTMENT







                                                              September 22, 2003

THE METRETEK INC. STORY . . .

DCM 200 AND INVISICONNECT(TM) BROADENS THE HISTORICAL GAS UTILITY MARKET NICHE TO ELECTRIC UTILITIES AND OTHER DATA COLLECTION, DATA COMMUNICATION, AND DATA MANAGEMENT INDUSTRIES-

DOING SO:

     - FULLY IMPLEMENTS STANDARDS FOR ALL ELECTRIC UTILITY MEASUREMENT COMMUNICATION DEVICES

     -    EXPANDS PRODUCT CAPABILITIES FURTHERING WIRELESS INTERNET
          FUNCTIONALITY

     - MOVES MARKET MESSAGE INTO ELECTRIC UTILITIES, WIRELESS INTERNET BASED PRODUCTS, COMPUTING AND REMOTE COMPUTING, ASSET MONITORING, TRANSPORTATION, AND PUBLIC SAFETY


MCM PRINTED CIRCUIT BOARD ASSEMBLY LEVERAGES A 25-YEAR LEGACY BUSINESS SERVING CUSTOMERS NEEDING SPECIALTY "ONSHORE" AND "COMPLEX-BUILD" PRODUCTS -

DOING SO:

     - FILLS A SPACE IN THE US ELECTRONICS COMPONENT MANUFACTURING INDUSTRY ABANDONED IN FAVOR OF FOREIGN OFFSHORE HIGH-VOLUME PRODUCTION

     - OFFERS CUSTOMERS WHO HAVE UP TO A 10,000 MONTHLY UNIT NEED LOCAL CONTROL AND MANAGEMENT ENSURING QUALITY AND PERFORMANCE NOT AVAILABLE THROUGH OFFSHORE MANUFACTURING

     - ALLOWS CUSTOMERS TO TURN-KEY COMPLETE BOX-BUILDS OR INCREMENTAL ASSEMBLY AND ACCESS TO DEPOT SERVICES NOT AVAILABLE THROUGH HIGH VOLUME FOREIGN PRODUCTION









                                                              September 22, 2003

THE POWERSECURE STORY . . .

NATURAL GAS FUELS GROWTH IN UTILITY ELECTRICITY GENERATION -

Between 1990 and 2002 (base year 1989) electricity generation (million kilowatthours) increased from 2,967,306 to 3,835,744, a 29% increase. Over this period the primary generation fuels/sources were coal, petroleum, hydroelectric, nuclear, and natural gas. While the use of petroleum and hydroelectric decreased by 46% and 31%, respectively, the use of coal, nuclear, and natural gas increased 21%, 47%, and 94%, respectively.(1)


LONG TERM NATURAL GAS PRICE MOVEMENT REMAINS BULLISH -

DOE's Annual Outlook projects the demand for natural gas to increase dramatically over the next twenty years.(2)

"Prices for natural gas have almost doubled in the past year, peaking at more than $6 per million BTU verses about $3.65 a year ago. Stored supplies of natural gas have fallen to their lowest level since the government began keeping records in 1976, with levels about 30 percent below the average for the last five years". . .

"Last week, Federal Reserve Chairman Alan Greenspan made a rare appearance before the House Energy and Commerce Committee to warn that short supplies of natural gas could contribute to erosion in the economy".(3)


UTILITIES INCREASED NATURAL GAS COST TO GENERATE (OR ACQUIRE) TRANSFERS TO ELECTRICITY USER -

"In most instances, utilities do not face as stark a choice. In many states, they have an ability to pass on to their customer's fluctuations in wholesale prices. However, this was not the case in California where prices were frozen. Under these circumstances, it made economic sense for the utilities to search for ways to avoid paying exorbitant wholesale costs."(4)

ELECTRICAL GRID ADEQUATE FOR INDUSTRIAL AGE CANNOT ASSURE OF RELIABILITY FOR TELECOM, INTERNET, AND HI-TECH MANUFACTURING PROCESSES AND OTHER AT-RISK ELECTRICAL APPLICATIONS -

"The current U.S. power grid was built to serve the burgeoning manufacturing economy of the first three-quarters of the 20th century. . . The grid was developed to answer the power needs of steel mills and automobile manufacturing facilities at the commercial and industrial level, and light bulbs



                                                              September 22, 2003

THE POWERSECURE STORY . . . PAGE 2

and air conditioners at the residential level. . .The current power grid architecture was not designed to address the power needs of the equipment that drives the Internet economy". . .

Power spikes from big manufacturing draws can cause brownouts across a wide region of grid coverage. In addition, because the grid is composed mostly of overhead cables, it is highly susceptible to lightening storms, falling trees and other natural interference. This reliability of 99.9% (the standard) results in eight hours of outage per year for the typical consumer. This led to an estimated $50 billion in losses for U.S. companies in 1999 alone."(5)

MID-SIZE COMMERCIAL/INDUSTRIALS SEEK SECURITY AND RELIABILITY SOLUTIONS THROUGH DECENTRALIZED ELECTRICITY SYSTEMS, ONSITE POWER "DISTRIBUTED" GENERATION -

"In 1902, the U.S. Census Bureau conducted a survey resulting in a finding of 3600 central (generating) systems and over 50,000 isolated plants in large homes, hotels, and in other commercial establishments." . . .

"Today, to a degree, we seem to be coming full circle where today it is economical to generate onsite - as it was in the days of Edison. Again, technology is the reason and the impetus may be the changing electric power industry and environmental concerns." . . .

"In 1978, the Public Utility Regulations Policy Act of 1978 (PURPA), a Federal law was passed. . .In 1988, Manufacturers generated onsite 114.8 billion kilowatthours (kWh) of electricity. More than one half of this electricity (59.1 billion kWh) was generated in an establishment designated as a PURPA qualifying (cogeneration, combined heat and power, or on-site utility interconnected generation) facility.(6)

By year-end 2002, "Net Generation" in the Commercial and Industrial sectors (mostly PURPA driven) equaled 163 billion kWh, while the Electric Power sector (including combined-heat-and-power) produced 3.673 billion kWh (598,989 megawatts). Therefore, PURPA driven Commercial and Industrial electricity generation approximates 4% of total Net Generation totaling 3.836 billion kWh, or 625,557 megawatts .

     [ ]  We estimate that the annual U.S. market for Distributed Generation
          (as contrasted to cogeneration, combined heat and power, or "onsite" generation immediately above) could be as high as $35 billion by 2010, and that the worldwide market could reach $100 billion." ...







                                                              September 22, 2003

THE POWERSECURE STORY. . . PAGE 3

     [ ] NiSource has estimated that the U.S. installed base of Distributed Generation capacity will reach about 10,000 megawatts by 2010. . .

     [ ]  the Gas Research Institute projects 15,000 megawatts. . .

     [ ] the Electric Power Research Institute estimates 45,000 megawatts in the U.S. and 222,000 megawatts worldwide. . .

     [ ] the Institute of Gas Technology estimates Distributed Generation will represent 20% of all generating capacity (presently approximating 625,000 megawatts Net Generation Total, 125,000 megawatts at 20%) within the next 20 years. . .

     [ ] the U.S. Energy Information Administration (EIA) estimates that 168,000 megawatts of new generation capacity must be installed between 1998 to 2010 to meet incremental demand and replace retiring equipment, . . . and, if we assume that 20%, or 33,600 megawatts, is installed to clear up load pockets, the total estimated spending on generation for load pocket applications would equal about $35-55 billion. We believe the load pocket market is the lead market horse in Distributed Generation.(7)

CAN SOLIDIFY POWER SECURITY AND RELIABILITY BY RATE OF RETURN ANALYSIS -

PowerSecure management concludes that value delivery to the customer is chiefly one of access to backup power. Then, economics through utility cost peak shaving leads the prospective distributed generation user to the purchase decision. In every PowerSecure install proposal the project under consideration must meet the customer's rate of return model before proceeding further

----------------------------------------------------------------
End Notes

(1) Energy Information Administration/Monthly Energy Review April 2003 - page 99

(2) Henry Lee, ASSESSING THE CHALLENGES CONFRONTING DISTRIBUTIVE ELECTRICITY GENERATION, Harvard University - John F. Kennedy School Of Government - page 9, U.S. Department of Energy, Annual Energy Outlook, Appendix, Table 13A

(3) Simon Romero, The New York Times, reprinted by THE DENVER POST. Tuesday June 17, 2003 - "Natural gas shortage the worst in decades"

(4) Henry Lee, ASSESSING THE CHALLENGES CONFRONTING DISTRIBUTIVE ELECTRICITY GENERATION, Harvard University - John F. Kennedy School Of Government - page 16

(5) Hugh M.M. Anderson, Russell L. Leavitt, James P. LoGerfo, CFA, Daniel L. Tulis, CFA, The Power of Growth, Energy Technology Overview, June 2000, Banc of America Securities - page 17-18

(6) Stephanie j. Bates, Electricity Generation in the Manufacturing Sector: A Historical Perspective, International Association of Energy Economics, August 1999 - page 2

(7) Hugh M.M. Anderson, Russell L. Leavitt, James P. LoGerfo, CFA, Daniel L. Tulis, CFA, The Power of Growth, Energy Technology Overview, June 2000, Banc of America Securities - page 64 - 66




                                                              September 22, 2003

THE METRETEK INC. STORY . . .

NEW PRODUCTS DCM 200 AND INVISICONNECT(TM) . . .

BROADENS THE HISTORICAL GAS UTILITY MARKET NICHE TO ELECTRIC UTILITIES AND MANY OTHER DATA COLLECTION, DATA COMMUNICATION, AND DATA MANAGEMENT INDUSTRIES - PRODUCTS RECENTLY INTRODUCED AND NOW SOLD INTO ADJACENT AND RELATED MARKET SEGMENTS "BREAK-OUT" METRETEK FROM IT'S SINGLE MARKET SPACE

Since the late 1970's, Metretek Inc. (MI) has continued to service the national and international natural gas utility industry through a number of legacy products and services. Centered within the data collection space; hardware and software products include automated measurement, data gathering, reporting and management, and gas flow computing/correction. Of the approximately 75 utilities and Investor Owned Utilities (IOU) who today are customers, approximately 35 are "duals" gas and electric providers.

Natural gas continues as the fuel of choice for utility electricity generation. This clean and more efficient fuel enhances the electric utilities offering to provide competitive pricing to the marketplace. Electric customer solutions delivered by utilities can now be designed to support specific and favorable commercial and industrial tariffs or rate plans. This process creates "upstream" opportunities in the electric segment for MI in the short term as the "duals" seek new ways to leverage their existing investments in MI legacy hardware and software systems. This market driven need to retain existing and attract new customers within the utilities service area will continue to create project opportunities for MI therein broadening their reach into the electric segments One example of the opportunity for MI to move into the electric space is addressed below; the long-term MI gas customer, Public Service Electric and Gas of New Jersey (PSE&G) implemented a new tariff on the electric side of their business and simultaneously added those electric customers to their MI system previously supplied to support their gas customers.

Data collection services offered by MI are driven by hard wire, radio frequency and cellular, and now enable wireless Internet functionality. Presently, MI has moved to reposition existing and new products under an "updated" and new "Product Platform" brand name to provide a "Fresh" message that broadens the application of MI solutions beyond the traditional gas measurement and electronic flow computing segments.






                                                              September 22, 2003
the Metretek Inc. story . . . PAGE 2

New Products . . .

DCM200 provides real-time wireless access to remote field measurement devices over commercially available cellular networks worldwide. Cellular communication coupled with Internet connectivity supports electricity new tariff service offerings for commercial and industrial users. Value delivery to customers encompasses reduced installation costs, lower monthly service costs, and real time data collection and communication. As a digital communication device DCM200 addresses the upcoming nationwide disconnect of analog cellular networks.

Recently, PSE&G placed an order for MI to provide 6,000 DCM200 intelligent, wireless gateway devices, along with associated software and support services. A major worldwide operator of cellular networks was instrumental in furthering the order for their customer, PSE&G.

INVISICONNECT(TM) enables users to upgrade existing remote data collection systems to use Internet enabled, digital cellular communication technologies. Today, users accessing remote data through analog cell phones may have an urgent need to consider data collection alternatives as many analog and Cellular Digital Packet Data (CDPD) systems are being systematically terminated. The plug-and-play platform offers a cost effective and straightforward upgrade to wireless Internet connectivity allowing users to avoid the expense and difficulty associated with the wholesale replacement of their legacy data collection hardware and software. InvisiConnect(TM) customers may realize added benefit from reduced communication and operating costs, higher data throughput, improved coverage, and an "always on" connection providing real-time, secure data via the Internet.

Analog cell phone and CDPD data collection services are being turned off! Users, via InvisiConnect(TM), can now preserve costly, historical legacy data collection hardware and software

The MI strategy that "broadens the application of MI solutions beyond the traditional gas measurement and electronic flow computing segments" can be seen today. Wide ranging applications beyond the MI legacy gas space includes water management, asset monitoring, traffic control, and public safety and security, nationally and internationally.








                                                              September 22, 2003

THE METRETEK INC. STORY . . .

MCM - Metretek Contract Manufacturing


A BRIEF GLOSSARY

BOX-BUILD
The process comprising a subset or all of these manufacturing steps: fabricating and assembling the mechanical components and subassemblies of the final product, assembling one or more printed-circuit board (PCB) assemblies and other components into a subassembly, integrating all PCB assemblies and subassemblies into a finished product, testing, and preparing for shipping

CONTRACT MANUFACTURING OR CONTRACT ELECTRONICS MANUFACTURING (CEM)
Production of electronic equipment on behalf of an original equipment manufacturer (OEM) customer in which the design and brand name belongs to the OEM. The industry based on providing contract design, manufacturing, and related product support services for electronics OEM's. Also known as ELECTRONICS MANUFACTURING SERVICES (EMS)

ORIGINAL EQUIPMENT MANUFACTURER (OEM)
The company behind the "brand name" of a product that traditionally designed, manufactured, marketed, and provided customer support for their products. Increasingly, one or more of these activities are being outsourced to EMS companies. Examples of tier-one OEM's include IBM, Hewlett-Packard, Cisco, Sun Microsystems, Sony, Fujitsu, Siemans, Phillips, and many others.

TURNKEY
A type of outsourcing method that turns over to the subcontractor all aspects of manufacturing including material acquisition, assembly and testing. Its opposite is consignment, where the outsourcing company provides all materials required for the products and the subcontractor provides only assembly equipment and labor.


PROFILE OF THE U.S. PCB INDUSTRY(1)
-----------------------------------

          U.S. 2001 Sales                            $7.0 Billion
          World Wide Sales                           $33.2 Billion
          2001 U.S. Market Share                     21%
          Number of Companies                        Approximately 500

PROFILE OF THE U.S. EMS INDUSTRY(1)

          U.S. 2001 Sales                            $35.8 billion
          World Wide 2001 Sales                      $100 billion
          2001 U.S. Market Share                     36%
          Number of Companies                        Approximately 1500



                                                              September 22, 2003

THE METRETEK INC. STORY . . . PAGE 2

MCM, A SUBSIDIARY OF METRETEK INC., LEVERAGES A 25-YEAR LEGACY BUSINESS IN PRINTED CIRCUIT BOARD ASSEMBLY SERVING CUSTOMERS NEEDING SPECIALTY "ONSHORE" AND "COMPLEX-BUILD" PRODUCTS - A "START-UP" IN 2003, MCM ACHIEVED MATERIAL PENETRATION OVER A PERIOD BENCHMARKED AS THE WORST OF ECONOMIC TIMES IN THE LATER HALF OF THE PAST CENTURY

Beginning in the mid-to late 1970's, Metretek Inc. developed internal PCB production servicing the gas utility industry nationally, and internationally.

"Since 2001, the United States has lost nearly 20% of its PCB manufacturing capacity, as US PCB manufacturers closed their doors permanently or moved offshore."(2)

In 2001 approximately 10 of the top PCB manufacturers (tier-one) accounted for over 50 percent of the sales in the United States(3), generally to the tier-one OEM's. These sales can be characterized as high volume, low, to moderate margin production supplying the communications/Telecom and computer industries. Increasingly, these are the production processes going offshore in order to preserve margin with lower cost labor and overhead. OEM's, in the small to medium markets looking to outsource production to CEM and EMS providers, are finding it increasingly difficult to locate higher end specialty producers who offer to the OEM local control and management to ensure quality and performance of products. This is the market MCM began accessing in mid-year 2002.

In June of 2002, MCM sales of $20,000 have grown to a current level of approximately $200,000 per month, and are expected to reach nearly $500,000 monthly by the end of 2003. New sales channels to be introduced in year two and three (2004/2005) to complement the above organic growth is expected to drive sales into the range of $1 million monthly by late 2004 or early 2005.

"There's no doubt that the electronics market presents a solid growth scenario for CEM providers and for OEM customers that rely on the CEM industry to find new ways to add value to their products. But even as the outsourcing industry grows, the number of players decreases. Massive consolidation has favored two types of CEM providers: large (more than $500 million) tier-one global suppliers and small niche players. The number of mid-tier CEM providers is diminishing rapidly."(4)





                                                              September 22, 2003

THE METRETEK INC STORY . . . page 3

The above is relevant as to the date of publication (3/06/2000), and, as to where the CEM/EMS industry is today. During the timeframe from the mid 1990's until the 2000/2001 global economic down turn, mid-tier $15M to $100M or even $250M CEM's were consumed by or consolidated into the tier-one segment. The CEM with $25 million in revenues, a few key customer accounts, new technology, or new niche entry was acquired for the sake of immediate revenue growth. The outcome created a gaping hole in the mid-tier CEM industry. OEM's accessing what was the mid-tier CEM (then consolidated into the top-tier) without the high volumes required by the top-tier CEM's, were pushed to the bottom of the service and delivery offering.

Today, MCM is winning business from the smaller CEM's, too small to take on the mid-tier OEM's and from the top-tier OEM's who need the quality and production management the high volume offshore producer can only offer to their "marquee" tier-one OEM's. MCM is filling the niche as a mid-tier CEM and finding the path relatively easy, insuring total customer satisfaction through:

        [ ] 100% on-time delivery -

        [ ] highest quality products & services -

        [ ] most cost effective solution -

        [ ] highest integrity -

Due to the Metretek Contract Manufacturing history of reliability coupled with the recent past abandonment of the mid-tier OEM, a number of MCM customers demand exit clauses in contracts should MCM be sold to another firm.

"Smaller companies may be pushed out of the market unless they successfully cater to a niche application."(5) -

MCM's "niche" has emerged through sustained customer loyalty for 25 years!

--------------------------------------------------------------------------

End Notes

(1) IPC, Association Connecting Electronics Industries, Available: http://dcchapters.ipc.org Industry Data & Market Research, Profile of U.S. Industry (doc file), (July 16, 2003)

(2) IPC, California Circuits Association, RJC: JK/sc 1/24/03
coughlin/cncl/cca/gov.rel/C3001

(3) Tony Hilvers, "Repositioning the U.S. Printed Circuit Board Industry,"
Available: http://www.circuittree.com/CDA/ArticleInformation/features/BNP (July
16,2003)

(4) Mark Lyell, "The Disappearing Midtier CEM," ElectronicNews, 3/6/2000,
Available: http://www.e-insite.net/electronicsnews/index.asp?layout=article&
articleid=CA49012&& (July 16,2003)

(5) "The Printed Circuit Board (PCB) Industry Won't Surpass Past Highs Before 2004," Global Information Available: http://gii.co.jp/press/ab11993_en.shtml Press Release 2003/02/19 (July 16, 2003)


                                                              September 22, 2003

PowerSecure conclusions on various electricity generation hardware presently available or under development.

Cost per megawatt installed (no consideration to operating fuel/resource cost) - alternatives to grid distributed electrical generation:


A. Internal combustion, diesel oil fueled -

   $350,000 TO $400,000 PER MEGAWATT ($350.00 TO $400.00 PER KW); SOME ECONOMY
   OF SCALE AS A 2 MEGAWATT SINGLE UNIT WOULD COST APPROXIMATELY $700,000.

B. Internal combustion diesel, natural gas fueled -

   $600,000 PER MEGAWATT (60% PREMIUM OVER LIQUID FUELED)

Both oil and natural gas fueled are "highly reliable and very robust!" "There is today an enormous constituency for enhanced burn/cleaner emissions, think of the long-haul trucking industry alone".

C. Micro-turbine

   MICRO-TURBINES ARE $1,000,000 AND UP PER MEGAWATT. "NOT NEARLY AS RELIABLE OR ROBUST AS ABOVE, THEY ARE FAR FROM PROVING THEMSELVES."

D. Fuel Cell

   FUEL CELLS ARE $3,000,000 PER MEGAWATT, POSSIBLY AS RELIABLE AS DIESEL, BUT "wait and be weary."

"When the above alternative technology as on C and D is available and cost/payout warranted, PS will be the first to market with existing engineering and rate of return models to overlay for customer consideration!



                                                              September 22, 2003